Exhibit 99.5

The Reorganization of General Growth Properties July 2010 General Growth Properties, Inc.

The Plan of Reorganization (the “Plan”) contemplates that GGP will split into two publicly traded companies and current GGP stockholders will receive interests in each company The reorganized company (“New GGP”) retaining ownership interest in, or management responsibility for, 183 regional malls and other rental properties. New GGP will be the second-largest mall owner in the United States and will be focused on the retail real estate business 1 A new real estate company (“Spinco”) holding a diverse portfolio of assets that provide long-term development and redevelopment opportunities, including GGP’s master planned communities segment and a variety of retail and mixed-use development opportunities with little debt (including South Street Seaport and Ward Centers) Situation Overview Challenging economic conditions, unprecedented capital markets fundamentals, high leverage and the inability to refinance maturing debt led General Growth Properties ("GGP" or the "Company") and certain subsidiaries to seek voluntary protection under Chapter 11 of the U.S. Bankruptcy Code in April 2009 At the time of GGP’s bankruptcy filing, the Company identified the following financial objectives: Reduce leverage Extend the debt maturity schedule Build a liquidity and operating plan to preserve the Company’s integrated national operating platform After evaluating exit financing proposals in the first half of 2010, the Company decided to pursue a standalone emergence plan Since April 2009, GGP has successfully and consensually restructured approximately $15 billion of property-level secured debt Note: 1 Based on number of malls

On July 8, 2010 the Teacher Retirement System of Texas (“Texas Teachers”) committed to purchase $500 million of equity in New GGP at $10.25 per share On July 12, 2010 GGP filed the Plan and Disclosure Statement with the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) On May 7, 2010, the investment agreements with affiliates of Brookfield Asset Management (“Brookfield”), Fairholme Capital Management (“Fairholme”) and Pershing Square Capital Management (“Pershing Square”), collectively the (“Plan Sponsors”), were approved by the Bankruptcy Court. The agreements contemplate an $8.55 billion capital commitment as follows: $6.3 billion of new equity capital in New GGP on emergence from bankruptcy at $10 per share Brookfield: $2.5 billion investment Fairholme: $2.7 billion investment Pershing Square: $1.1 billion investment $250 million backstop commitment for a rights offering by Spinco at $5 per share $500 million backstop commitment for a rights offering by New GGP 1 $1.5 billion backstop commitment for a New GGP credit facility 1 Notes: 1 GGP does not anticipate utilizing New GGP backstop commitments to fund the Plan 2 As noted, the Company intends to file a registration statement relating to these securities with the Securities and Exchange Commission (the “SEC”). These securities may not be sold nor may offers be accepted prior to the time the registration statement is filed and becomes effective. This presentation does not constitute an offer of any securities for sale 3 The investment agreements with the Plan Sponsors call for creation of a note by Spinco to New GGP, should net debt levels and Hughes Heirs claims end up above certain thresholds. An equity offering above $10.50 per share (net of all underwriting and other discounts, fees and related considerations) would reduce the amount of the Spinco note based on a formula The Company intends to file a registration statement on Form S-11 to raise $2.15 billion of equity capital that will be used to reduce the Fairholme, Pershing Square and Texas Teachers equity commitments by 50% (the “Clawback”) 2 Both New GGP and Spinco will benefit from a clawback at a higher share price if New GGP common stock is sold above $10.50 per share (net of all underwriting and other discounts, fees and related considerations) 3 The Plan targets emergence from chapter 11 by the end of October 2010 Situation Overview

Reorganization Timeline Secured Debt Restructuring Capital Raise Alternatives Enhance & Finalize Capital Raise Confirmation and Emergence April 2009 January 2010 October 2010 Chapter 11 filing July 2010 Culminated with consensual agreements to restructure approximately $15 billion of secured mortgage debt Resulted in $8.55 billion of capital commitments ($6.3 billion in equity and $2.25 billion in backstop commitments) from Brookfield, Fairholme and Pershing Square $500 million commitment from Texas Teachers Finalize capital structure File registration statement for equity offering with the SEC File Plan and Disclosure Statement Confirm Plan Distribute Spinco shares Close Brookfield, Fairholme, Pershing Square and Texas Teachers transactions, equity offering and emerge from chapter 11

Pershing Square Equity ($543mm) Special Consideration Properties Debt ($750mm) 3 Capital Structure 1 OR Plan Sponsor Equity Investments Secured Debt ($20.5bn) Corporate Debt ($6.5bn) Existing Equity (326mm Shares) Existing GGP Secured Debt ($19.2bn) Corporate Debt ($1.7bn) 2 Existing Equity (326mm Shares) New GGP Notes: 1 For purposes of a simplified Plan illustration, capital structure does not include certain other capital items including preferred shares, cash and the value of options and warrants related to the Plan Sponsors’ equity investments, however they will be part of the new GGP capital structure. Holders of GGPLP exchangeable notes and Rouse Company LP (“Rouse”) notes are assumed to elect an all cash payment. Debt balances show consolidated debt and GGP’s share of unconsolidated debt as of 3/31/2010 and certain assets and liabilities are transferred to Spinco at emergence 2 Includes $1.5 billion new term loan and $0.2 billion of TRUPS. The size of the term loan may be reduced proportionally by the amount of reinstated Rouse bonds or GGPLP exchangeable notes 3 These properties may be deeded back to the lenders 4 Replaces the clawback portions of Pershing Square, Fairholme and Texas Teachers Brookfield Equity ($2.5bn) Fairholme Equity ($2.7bn) Pershing Square Equity ($1.1bn) Texas Teachers ($500mm) Corporate Debt ($1.7bn) 2 Secured Debt ($19.2bn) New GGP – Clawback Scenario Brookfield Equity ($2.5bn) Fairholme Equity ($1.36bn) Texas Teachers ($250mm) Existing Equity (326mm Shares) Public Equity Raise 4 ($2.15bn) Upon emergence, Existing GGP will be recapitalized into New GGP and will distribute certain assets into a new separate entity (Spinco). New GGP’s capital structure is intended to be as follows: Ownership after 50% Clawback Special Consideration Properties Debt ($750mm) 3

Restructured Secured Debt Timing GGP has restructured approximately $15 billion of secured mortgage debt on its filer properties The restructured debt does not have prepayment penalties, make-whole provisions, yield maintenance or defeasance requirements during extended term On average, the Company obtained a weighted average loan maturity extension of 5 years at an average interest rate of 5.24% GGP will retain ownership on all of its secured filer mortgage properties, but may choose to deed certain properties back to lenders The Company achieved a favorable maturity ladder All valid claims of the creditors of the property-level debtors will be paid in full Secured Debt

Corporate Debt Timing GGP is seeking a new corporate credit facility including a term loan of up to $1.5 billion and a revolving line of credit 1 Corporate Debt Pursuant to the Plan, holders of the GGPLP exchangeable notes and holders of the unmatured Rouse bonds will have the option to either elect to receive the payment of par plus accrued and unpaid interest in cash or to have such instruments reinstated, at the option of the holder The new $1.5 billion term loan will be reduced proportionally by the amount of the reinstated debt The Company is also considering reinstating the unmatured Rouse debt and GGPLP exchangeable notes without a cash option in which case the new term loan commitment would not be utilized Note: 1 Post-emergence corporate debt would also include $0.2 billion of reinstated TRUPS

Plan Sponsors’ Equity Investment Timing Notes: 1 GGP does not anticipate utilizing New GGP backstop commitments to fund the Plan 2 2.5% fees applicable if clawback occurs post emergence On May 7, 2010, the investment agreements with the Plan Sponsors were approved by the Bankruptcy Court. The agreements contemplate an $8.55 billion capital commitment as follows: $6.3 billion of new equity capital in New GGP on emergence from bankruptcy at $10 per share Brookfield: $2.5 billion investment Fairholme: $2.7 billion investment Pershing Square: $1.1 billion investment $250 million backstop commitment for a rights offering by Spinco at $5 per share $500 million backstop commitment for a rights offering by New GGP 1 $1.5 billion backstop commitment for a New GGP credit facility 1 Prior to emergence, Fairholme’s and Pershing Square’s commitments can be replaced in full In addition, GGP has the option to claw back up to $1.9 billion, or 50%, of Fairholme and Pershing Square commitments Pre-emergence: through notes mandatorily exchangeable into New GGP’s new common stock Post-emergence: through a common stock offering 2 Brookfield Equity Fairholme Equity Pershing Square Equity

Timing In lieu of the receipt of any fees that would be customary in similar transactions, the investment agreements with the Plan Sponsors provide for the issuance of warrants with a seven-year term to the Plan Sponsors as set forth below: Brookfield will have the right to appoint three board members of New GGP. Pershing Square will have the right to appoint one board member Post-Emergence Warrant Summary Plan Sponsors’ Equity Investment Brookfield Equity Fairholme Equity Pershing Square Equity Brookfield Fairholme Pershing Square New GGP Warrants Warrants to purchase 60 million shares of New GGP Common Stock with an initial exercise price of $10.75 per share Warrants to purchase 42,587,143 shares of New GGP Common Stock with an initial exercise price of $10.50 per share Warrants to purchase 17,142,857 shares of New GGP Common Stock with an initial exercise price of $10.50 per share Spinco Warrants Warrants to purchase 40 million shares of Spinco Common Stock with an initial exercise price of $5.00 per share Warrants to purchase 20 million shares of Spinco Common Stock with an initial exercise price of $5.00 per share Warrants to purchase 20 million shares of Spinco Common Stock with an initial exercise price of $5.00 per share

Texas Teachers Equity Commitment Timing GGP has the right to claw back up to $250 million of the Texas Teachers investment up to 45 days post-emergence if the Company is able to issue equity at more advantageous pricing Clawback will be completed alongside any clawback of the Pershing Square and Fairholme commitments Capital can be replaced in full upon payment of 3% termination fee Texas Teachers Equity On July 8, 2010 Texas Teachers committed to purchase $500 million equity in New GGP at $10.25 per share

Public Equity Raise 1 Timing The Company intends to file a registration statement with the SEC on Form S-11 to raise up to $2.15 billion through a public equity offering of mandatorily exchangeable notes $1.9 billion for Fairholme and Pershing Square clawback and $250 million for Texas Teachers clawback The Company has the option to launch the public offering either pre-emergence or post-emergence Pre-emergence offering would be in the form of mandatorily exchangeable notes that would be mandatorily exchanged into common stock of New GGP Target launch in mid to late September 2010 2 Mandatorily Exchangeable Notes Common Equity Notes are expected to be quoted on the over-the-counter market; shares, once converted, are expected to trade on NYSE 3 Target launch in November 2010 2 Shares expected to trade on the NYSE 3 Post-emergence offering would be structured as a traditional equity offering Pre-Emergence Post-Emergence Proposed Structure and Timing Notes: 1 As noted, the Company intends to file a registration statement relating to these securities with the SEC. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement is filed and becomes effective. This presentation does not constitute an offer of any securities for sale 2 Subject to SEC review and comment 3 Subject to approval by NYSE Equity

Spinco, Inc. (“Spinco”) Spinco is a new real estate company designed to specialize in master planned communities and long-term strategic development opportunities across the U.S. Why Spinco? Spinco will be created through a distribution of certain assets from GGP upon emergence from bankruptcy Spinco is a platform to realize the significant long-term value potential of certain development and redevelopment assets New GGP will be focused on its core mall business post-emergence Spinco will be focused on master planned communities and long-term strategic development projects Spinco will be a long-term entity with a defined strategic vision Assets represent a diverse mix that possess significant upside potential, even though many are currently low to non-income producing Assets represent communities and mixed-use centers in premier locations in the United States Mission Statement “Spinco’s goal is to be the preeminent U.S. developer of master planned communities and long-term mixed-use properties. Its projects will create inspiring developments for local communities and citizens and drive sustainable, long-term growth and value for all of Spinco’s stakeholders.” Timing Assets 4 master planned communities with over 17,000 acres of land remaining to be sold Premier development locations including: Ward Centers, an ocean front property in Hawaii South Street Seaport, waterfront property in Manhattan adjacent to Wall Street The Shops at Summerlin Centre, one of the premier mall development sites in the country Landmark Mall, located in the highly desirable Alexandria / DC Market Governance Spinco’s board of directors will have nine members Brookfield and Pershing Square will each designate two directors 1 Note: 1 Designation rights will be reduced to one director if Brookfield or Pershing Square sell any shares of Spinco stock. No designation rights if the fully diluted ownership falls below 10%

Next Steps and Remaining Timeline for Emergence Filed Disclosure Statement and Plan of Reorganization on July 12, 2010 Disclosure Statement Hearing in mid-August Following Bankruptcy Court's approval of the Disclosure Statement solicit votes from claim and equity holders entitled to vote Spinco distribution is simultaneous with chapter 11 emergence Targeting confirmation hearing for late October 2010, with emergence from chapter 11 shortly thereafter Public offering through mandatorily exchangeable notes pre-emergence or regular common stock post-emergence Conduct process to obtain commitments for term loan and revolving line of credit

This presentation has been prepared solely for informational purposes and should not be relied upon to form the basis of any investment decision. This presentation is not, and is not to be construed as, an offer to buy or sell any securities or a solicitation, plan or proposal to buy or sell any securities or other financial instruments. If an offering of securities, if any, is subsequently made, any such offering would be made pursuant to separate materials, which would include descriptions of the terms of the securities being offered and the risks related to such offering and such information would be deemed to supersede any information contained herein. The information in this presentation has been provided by General Growth Properties, Inc. and its subsidiaries (“GGP” or the “Company”). No representation or warranty, express or implied, is or will be made, and no responsibility or liability is or will be accepted, by GGP or by any of its respective officers, directors, employees, agents or affiliates or advisors as to or in respect of the accuracy or completeness of this presentation or any other written or oral information made available to any interested party or its advisors and any liability therefore is hereby expressly disclaimed. In furnishing this presentation, GGP undertakes no obligation to provide the recipient with access to additional information or to update this presentation with additional information or correct any inaccuracies herein or therein. This presentation shall not create, under any circumstances, an implication that the information contained herein is correct as of any time subsequent to the date of this presentation. This presentation is not a disclosure statement prepared in accordance with the requirements of section 1125(b) of title 11 of the United States Code, has not been approved by the United States Bankruptcy Court, and should not be construed as a proposal for the treatment of any claims under a plan of reorganization. The distribution of this presentation is not intended to be, and should not in any way be construed as, a solicitation of votes on any plan of reorganization. The company intends to file a registration statement relating to the securities mentioned in this presentation with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement is filed and becomes effective. This presentation does not constitute an offer of any securities for sale. Disclaimer